==============================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
==============================================================


Servicer Certificate (Page 1 of 3)

Distribution Date:                                                   05/20/96

Investor Certificateholder Floating Allocation Percentage               97.62%
Investor Certificateholder Fixed Allocation Percentage                  97.90%

Aggregate Amount of  Collections                                21,084,312.10
Aggregate Amount of  Interest Collections                        4,920,932.05
Aggregate Amount of  Principal Collections                      16,163,380.05

Class A Interest Collections                                     4,803,577.66
Class A Principal Collections                                   14,647,173.99
Seller Interest Collections                                        117,354.39
Seller Principal Collections                                     1,516,206.06

Weighted Average Loan Rate                                              14.10%
Net Loan Rate                                                           13.10%

Class A-1 Certificate Rate                                               5.67%
Maximum Investor Certificate Rate                                       13.10%
Class A-1 Certificate Interest Distributed                       1,660,677.58
Class A-1 Investor Certificate Interest Shortfall before Polic           0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-1 Carryover Interest Amount                               0.00

Class A-2 Certificate Rate                                               5.66%
Maximum Investor Certificate Rate                                       13.10%
Class A-2 Certificate Interest Distributed                          72,956.38
Class A-2 Investor Certificate Interest Shortfall before Polic           0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-2 Carryover Interest Amount                               0.00

Maximum Principal Dist. Amount (MPDA)                           15,824,676.42
Alternative Principal Dist. Amount (APDA)                       14,647,173.99
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                 14,647,173.99

Principal  allocable to Class A-1                               14,030,220.37
Principal allocable to Class A-2                                   616,953.62
SPDA deposited to Funding Account                                        0.00

Accelerated Principal Distribution Amount                                0.00

APDA allocable to Class A-1                                              0.00
APDA allocable to Class A-2                                              0.00

Reimbursement to Credit Enhancer                                         0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount               261,463.80
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount                11,497.40
Cumulative Investor Liquidation Loss Amount                        272,961.20

Total Principal allocable to A-1                                14,291,684.17
Total Principal allocable to A-2                                   628,451.02

Beginning Class A-1 Certificate Principal Balance              376,882,621.23
Beginning Class A-2 Certificate Principal Balance               16,572,624.60
Ending Class A-1 Certificate Principal Balance                 362,590,937.06
Ending Class A-2 Certificate Principal Balance                  15,944,173.58

Class A-1 Factor                                                    0.7972098
Class A-2 Factor                                                    0.7972087
Pool Factor (PF)                                                    0.8062079

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                   05/20/96

Retransfer Deposit Amount                                                0.00
Servicing Fees Distributed                                         329,898.19
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00

Aggregate Investor Liquidation Loss Amount                         272,961.20
Investor Loss Reduction Amount                                           0.00

Beginning Pool Balance                                         405,549,377.47
Ending Pool Balance                                            390,621,706.49
Beginning Invested Amount                                      395,877,832.83
Ending Invested Amount                                         380,957,697.64
Beginning Seller Principal Balance                               9,671,544.64
Ending Seller Principal Balance                                  9,664,008.85
Additional Balances                                              1,516,206.06

Beginning Funding Account Balance                                        0.00
Ending Funding Account Balance                                           0.00
Ending Funding Account Balance % (before any purchase of Subse           0.00%
Principal Balance of Subsequent Loans                                    0.00

Beginning Reserve Account Balance                                1,211,294.00
Ending Reserve Account Balance                                   1,211,294.00

Beginning Seller Interest                                              2.2016%
Ending Seller's Interest                                               2.4740%

Delinquency & REO Status
   Delinquent 60-89 days
     No. of Accounts                                                       95
     Trust Balance                                               2,609,848.26
   Delinquent 90+ days
     No. of Accounts                                                      241
     Trust Balance                                               8,475,975.03
   REO
     No. of Accounts                                                       11
     Trust Balance                                                 466,931.61

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business Days of Required No Failure to perform covenant relating to Trust's Security InNo Failure to perform other covenants as described in the AgreNo
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership relating to Seller ?No Subject to Investment Company Act of 1940 Regulation ? No
   Servicing Termination ?                                    No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                                   05/20/96

Event of Default ?                                            No
   Failure by Servicer to make payment within 5 Bus. Days of RNo Failure by Servicer to perform covenant relating to Trust'sNo Failure by Servicer to perform other covenants as describedNo Bankruptcy, Insolvency or Receivership relating to Master SNo
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid directly from N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                     1,633,560.45
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00

Application of Available Funds
     Aggregate Amount of Collections                            21,084,312.10
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                                 329,898.19
     Prinicpal and Interest to Class A-1                        15,952,361.75
     Prinicpal and Interest to Class A-2                           701,407.40
     Seller's portion of Principal and Interest                  1,633,560.45
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                             2,467,084.31
     Total                                                      21,084,312.10


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

==============================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
==============================================================

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                                   05/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage              97.6152%
Class A Certificateholder Fixed Allocation Percentage                 97.9045%

Beginning Class A-1 Certificate Balance                        376,882,621.23
Beginning Class A-2 Certificate Balance                         16,572,624.60

Class A-1 Certificate Rate                                            5.66531%
Class A-2 Certificate Rate                                            5.66000%
Class A-1 Certificate Interest Distributed                           3.651245
Class A-2 Certificate Interest Distributed                           3.647819
Class A-1 Certificate Interest Shortfall Distributed                 0.000000
Class A-2 Certificate Interest Shortfall Distributed                 0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall            0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall            0.000000

Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed                         31.422380
Class A-2 Certificate Principal Distributed                         31.422551
   Maximum Principal Distribution Amount                            33.327387
   Scheduled Principal  Distribution Amount (SPDA)                  30.847521
   Accelerated Principal Distribution Amount                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed            0.574867

Total Amount Distributed to Certificateholders                      34.498621

Principal Collections deposited into Funding Account                     0.00
Ending Funding Account Balance                                           0.00

Ending Class A-1 Certificate Balance                           362,590,937.06
Ending Class A-2 Certificate Balance                            15,944,173.58

Class A-1 Factor                                                    0.7972098
Class A-2 Factor                                                    0.7972087
Pool Factor (PF)                                                    0.8062079

Unreimbursed Liquidation Loss Amount                                     0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                 0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amo           0.00

Class A Servicing Fee                                              329,898.19

Beginning Invested Amount                                      395,877,832.83
Ending Invested Amount                                         380,957,697.64
Beginning Pool Balance                                         405,549,377.47
Ending Pool Balance                                            390,621,706.49

Credit Enhancement Draw Amount                                           0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                   05/20/96

DELINQUENCY & REO STATUS

   Delinquent 60-89 days
     No. of Accounts                                                       95
     Trust Balance                                               2,609,848.26

   Delinquent 90+ days
     No. of Accounts                                                      241
     Trust Balance                                               8,475,975.03

   REO
     No. of Accounts                                                       11
     Trust Balance                                                 466,931.61

Aggregate Liquidation Loss Amount for Liquidated Loans             245,789.22

Class A-1 Certificate Rate for Next Distribution Date         To be updated
Class A-2 Certificate Rate for Next Distribution Date         To be updated

Amount of any Draws on the Policy                                        0.00

Subsequent Mortgage Loans
     No. of Accounts                                                     0.00
     Trust Balance                                                       0.00